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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


                                 AUGUST 22, 2001
               (DATE OF REPORT - DATE OF EARLIEST EVENT REPORTED)



                            APPLIEDTHEORY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




              DELAWARE               000-25759                16-1491253
(STATE OR OTHER JURISDICTION OF     (COMMISSION            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)      FILE NUMBER)         IDENTIFICATION NO.)





         1500 BROADWAY, 3RD FLOOR
             NEW YORK, NY                                         10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                         (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 398-7070


                                 NOT APPLICABLE
   (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                  REPORT DATE)
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ITEM 5.       OTHER EVENTS

On August 22, 2001, AppliedTheory Corporation received a Nasdaq staff determination that it has failed to comply with the $1.00 minimum bid price required for continued listing of its common stock on the Nasdaq National Market as required by Nasdaq Marketplace Rule 4450(a)(5) or to regain compliance with that rule in accordance with Marketplace Rule 4310(c)(8)(B), and that, as a result, the Nasdaq staff has determined to delist AppliedTheory's common stock from the Nasdaq National Market.

The Nasdaq staff also advised AppliedTheory that it does not meet the continued listing requirements for "public float" under Maintenance Standard 2, as set forth in Marketplace Rule 4450(b)(3).

AppliedTheory has requested a hearing before a Nasdaq Listing Qualifications Panel to review the staff determination. The hearing is currently scheduled for October 4, 2001. At the hearing, AppliedTheory intends to request additional time to bring itself into compliance with the $1.00 minimum bid price requirement and that the Panel reconsiders the Nasdaq staff determination to delist AppliedTheory's common stock from the Nasdaq National Market. AppliedTheory's hearing request stays the Nasdaq staff determination until the Listing Qualifications Panel rules on AppliedTheory's request.

There can be no assurance that the Listing Qualifications Panel will grant AppliedTheory's request for continued listing or that AppliedTheory's shares will continue to be listed on the Nasdaq Stock Market. If AppliedTheory's shares do not continue to be listed on the Nasdaq Stock Market, trading, if any, would be conducted in the over-the-counter market in the so-called "pink sheets" or on the OTC Bulletin Board, which was established for securities that do not meet the Nasdaq Stock Market listing requirements. Consequently, selling AppliedTheory's shares would be more difficult because smaller quantities of shares could be bought and sold, transactions could be delayed, and security analyst and news media coverage of AppliedTheory may be reduced. These factors could result in lower prices and larger spreads in the bid and ask prices for AppliedTheory's shares.

On August 27, 2001, AppliedTheory publicly disseminated a press release announcing the staff determination and its proposed actions with respect to that determination. A copy of that press release is included herein as Exhibit 99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to that Exhibit.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a.)     Financial statements of businesses acquired.

         Not applicable.

(b.)     Pro forma financial information.

         Not applicable.

(c.)     Exhibits.

         Following is the Index of Exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this current report on Form 8-K:

99.1     Press release issued by AppliedTheory Corporation on August 27, 2001.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AppliedTheory Corporation


Date:  August 28, 2001                     by: /s/  Danny E. Stroud
                                              -----------------------
                                                    Danny E. Stroud
                                                    President, Chief Executive
                                                     Officer and
                                                    Director (Principal
                                                     Executive Officer)


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                                  EXHIBIT INDEX
                                  -------------



Exhibit No.       Description
-----------       -----------

99.1 Press release issued by AppliedTheory Corporation on August 27, 2001.









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